                                                                    EXHIBIT 10.1

                                  $ 403,000,000

                                 DOMINO'S, INC.

                    8 1/4% Senior Subordinated Notes due 2011

                               Purchase Agreement
                               ------------------

                                                                  June 18, 2003

J.P. Morgan Securities Inc.
As Representative of the
several Initial Purchasers listed
in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

     Domino's, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the "Initial Purchasers"), for whom you are acting as representative (the "Representative"), $403,000,000 principal amount of its 8 1/4% Senior Subordinated Notes due 2011 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of June 25, 2003 (the "Indenture") among the Company, the guarantors listed on the signature page hereof (the "Guarantors") and BNY Midwest Trust Company, as trustee (the "Trustee"), and will be guaranteed on an unsecured senior subordinated basis by each of the Guarantors (the "Guarantees").

     The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated June 5, 2003 (the "Preliminary Offering Memorandum") and will prepare a final offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering

Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the "Commission") providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

     The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

     1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule 1 hereto at a price equal to 96.528% of the principal amount thereof plus accrued interest, if any, from June 25, 2003 to the Closing Date (as defined below). The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

     (b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a "QIB") and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

          (ii) neither it, nor to its knowledge any person acting on its behalf, has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the

Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

          (iii) neither it, nor to its knowledge any person acting on its behalf, has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities as part of their initial offering except:

                (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act ("Rule 144A") and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

                (B) outside the United States in accordance with the restrictions set forth in Annex A hereto.

     (c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(g) counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

     (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser, in each case subject to and in accordance with the terms and provisions of this Agreement (including Annex A hereto).

     2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111 at 10:00 A.M., New York City time, on June 25, 2003, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the "Closing Date".

     (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the

Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the "Global Note"), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

     3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

     (a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser either directly or through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

     (b) Financial Statements. The financial statements and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; the other financial information included in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in accordance with the Commission's rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are believed by the Company to be reasonable and are set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

     (c) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Offering Memorandum and except as described in the Offering Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; and (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

     (d) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and is validly existing and in good standing (or the equivalent thereof with respect to the law of foreign countries) under the laws of its respective jurisdiction of organization, is duly qualified to do business and is in good standing (or the equivalent thereof with respect to the law of foreign countries) in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective business requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 2 to this Agreement.

     (e) Capitalization. The Company has an authorized capitalization as set forth in the Offering Memorandum under the heading "Capitalization"; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors' qualifying shares and except as otherwise described in the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest or restriction on voting or transfer.

     (f) Due Authorization. The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities and the Registration Rights Agreement (collectively, the "Transaction Documents") and to perform their respective obligations hereunder and thereunder (except, in the case of the Registration Rights Agreement, no representation or warranty is made as to the enforceability of the indemnification and contribution provisions of such Registration Rights Agreement); and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents by the Company and the Guarantors and the consummation of the transactions contemplated thereby has been duly and validly taken.

     (g) The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws relating to or affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (collectively, the "Enforceability Exceptions"); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

     (h) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (i) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (j) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that no representation or warranty is made as to the enforceability of the indemnification and contribution provisions of such Registration Rights Agreement.

     (k) Other Transaction Documents. The New Senior Secured Credit Facility (as defined in the Offering Memorandum) has been duly authorized by the Company and the Guarantors, and when executed and delivered by the Company, the Guarantors and the other parties thereto, will constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

     (l) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof, if any, contained in the Offering Memorandum.

     (m) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or
(iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) (in the case of non-guarantor subsidiaries only), (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (n) No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) (assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers contained herein) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i), (ii) (in the case of non-guarantor subsidiaries only) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

     (o) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

     (p) Legal Proceedings. Except as described in the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the Company's knowledge no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

     (q) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

     (r) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real property and have good title or a valid legal right to lease or otherwise use all personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (s) Title to Intellectual Property. The Company and its subsidiaries own or possess the right to use all material patents, patent applications, trademarks,service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) presently employed by them in connection with the operation of the business now operated by the Company and its subsidiaries; and except as described in the Offering Memorandum, none of the Company or any subsidiary has received any notice of infringement or conflict with the asserted rights of others, which individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

     (t) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

     (u) Public Utility Holding Company Act. Neither the Company nor any of its subsidiaries is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (v) Taxes. The Company and its subsidiaries have paid all federal, state, local, foreign and franchise taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Offering Memorandum, there is no material tax deficiency that has been asserted or to the knowledge of the Company threatened against the Company or any of its subsidiaries or any of their respective properties or assets.

     (w) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization.

     (x) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and each of the Guarantors, is contemplated or threatened except for such disturbances and disputes as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (y)  Compliance With Environmental Laws. The Company and its subsidiaries
(i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

     (z) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates controlled by the Company for employees or former employees of the Company and its affiliates controlled by the Company has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan (and plan of an ERISA affiliate under Section 414 of the Code) that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, except in each case as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     (aa) Compliance with Federal Trade Commission. The Company and its subsidiaries are in compliance with the applicable requirements of the Federal Trade Commission (the "FTC") rules governing franchising and applicable provisions of federal, state, local and other laws or regulations governing the business of a franchise or that are applicable to its business as presently conducted, except in each case as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     (bb) Accounting Controls. The Company maintains systems of internal accounting controls for the benefit of the Company and its subsidiaries sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United

States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (cc) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are customary for the businesses such as the Company's and the subsidiaries'; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

     (dd) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, employee or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any unlawful payment including any bribe, rebate, payoff, influence payment or kickback.

     (ee) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (A) the aggregate value of the Company's assets, at fair value and present fair saleable value, exceeds (i) its total liabilities (including contingent, subordinated unmatured and unliquidated liabilities) and (ii) the amount required to pay such liabilities as they become absolute and matured in the normal course of business; (B) the Company has the ability to pay its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured in the normal course of business; (C) the Company does not have an unreasonably small amount of capital with which to conduct its business; and (D) the Company does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due. For purposes of this definition, the amount of any continent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     (ff) No Restrictions on Subsidiaries. Except as described in the Offering Memorandum, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

     (gg) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder's fee or like payment to any person other than the Initial Purchasers and their affiliates in connection with the offering and sale of the Securities.

     (hh) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities as of such date, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

     (ii) No Integration. Neither the Company nor any other person acting on its behalf has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act, except that the Company makes no representation or warranty as to any Initial Purchaser or any affiliate thereof with respect to this
Section 5(ii).

     (jj) No General Solicitation or Directed Selling Efforts. Neither the Company nor any of its subsidiaries, nor any person acting on its or their behalf (other than the Initial Purchasers and their affiliates that assist in the distribution of the Securities, as to which no representation is made) has
(i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S"), and all such persons have complied with the offering restrictions requirement of Regulation S.

     (kk) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

     (ll) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     (mm) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

     (nn) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     (oo) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data prepared by third parties included in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

     4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

     (a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

     (b) Amendments or Supplements. Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed amendment or supplement for review, and will not distribute any such proposed amendment or supplement to which the Representative reasonably objects.

     (c) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, upon becoming aware, or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or, upon becoming aware, the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

     (d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the earlier of the completion of the initial offering of the Securities and the date that is nine months after the date hereof (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Offering Memorandum will comply with applicable law.

     (e) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to
(i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

     (f) Clear Market. During the period from the date hereof through and including the date that is six months after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise issue any debt securities issued or guaranteed by the Company or any of the Guarantors having a tenor of more than one year, other than debt issued under any credit facility or debt securities issued to any employee or franchisee of the Company or any Guarantor.

     (g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading "Use of Proceeds".

     (h) Supplying Information. While the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, make available, including by means of filings pursuant to the Commission's EDGAR database, to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     (i) PORTAL and DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc.

("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

     (j) No Resales by the Company. Until the issuance of the Exchange Securities during the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

     (k) No Integration. The Company will not and the Company will use its reasonable best efforts to cause its affiliates (as defined in Rule 501(b) of Regulation D) not to, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (l) No General Solicitation or Directed Selling Efforts. The Company will not and the Company will use its reasonable best efforts to cause its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) not to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

     (m) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     5. Conditions of Initial Purchasers' Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

     (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

     (b) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities issued or guaranteed by the Company or any of the Guarantors by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review with possible negative implications, its rating of the Securities or of any other debt securities issued or guaranteed by the Company or any of the Guarantors.

     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(c) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative is so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     (d) Officer's Certificate. The Representative shall have received on and as of the Closing Date a certificate of the Chief Executive Officer, Chief Financial Officer, Treasurer or other executive officer of the Company and of each Guarantor who is satisfactory to the Representative as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Closing Date, as to the performance by the Company and the Guarantors of all their obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (a) and (b) of this Section and as to such matters as you may reasonably request.

     (e) Comfort Letters. On the date of this Agreement and on the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

     (f) Opinion of Counsel for the Company. (i) Ropes & Gray LLP, counsel for the Company, and (ii) Miller, Canfield, Paddock and Stone, P.L.C., Michigan counsel to the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative substantially, to the effect set forth in Annexes B-1 and B-2 hereto, respectively.

     (g) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

     (h)  [Intentionally Omitted]

     (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

     (j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

     (k) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

     (l) PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

     (m) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers on the Closing Date, payment for and delivery of the Securities to be conclusive evidence that such documents are satisfactory.

     6.   Indemnification and Contribution.

     (a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates that assist in the distribution of the Securities, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser either directly or through the Representative expressly for use therein; provided, that with respect to any such actual or alleged untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that any such loss, claim, damage or liability results from the fact that both (i) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such

Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with the provisions of Section 4(a) hereof.

     (b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors and their respective, directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser either directly or through the Representative expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the information contained in the third paragraph, the fifth and sixth sentences of the eighth paragraph and the tenth paragraph under the heading "Plan of Distribution" in the Offering Memorandum.

     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates that assist in the distribution of the Securities, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantors, and their respective directors or officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested the Company to reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any proceedings as contemplated by this Section 6, the Company shall be liable for any settlement of any proceedings effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of such request for reimbursement, (ii) the Company shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and
(iii) the Company shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement; provided that the Company shall not be liable for any settlement effected without its consent if the Company, prior to the date of such settlement, (1) reimburses such Indemnified Person in accordance with such request for the amount of such legal and other expenses as the Company believes in good faith to be reasonable, and
(2) provides written notice to the Indemnified Person that the Company disputes in good faith the reasonableness of the unpaid balance of such legal and other expenses. The Company shall not, without prior written consent of an Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such Indemnified Person unless (i) such settlement includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such proceedings and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein (other than as a result of the limitations imposed on indemnification described in such sections), then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the actual or alleged statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this
Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

     (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by written notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis,either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     8. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses to the extent set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

     9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company's and the Guarantors' counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of counsel for the Initial Purchasers);
(vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent relating to the Securities (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred directly by the Company in connection with any "road show" presentation to potential investors.

     (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agrees to reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves severally and are not in default hereunder in the case of a termination pursuant to Section 8 for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

     10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the officers and directors of the Company and the Guarantors and the affiliates, officers and directors of each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

     11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

     12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term "Exchange Act" means the Securities Exchange Act of 1934, as amended and; (d) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

     13. Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-1063); Attention: Ken Lang. Notices to the Company and the Guarantors shall be given to them at 30 Frank Lloyd Wright Drive, Ann Arbor, MI 48106, (fax: (734) 747-6210); Attention:
General Counsel.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                          Very truly yours,

                                          DOMINO'S INC.


                                          By: /s/ Joseph P. Donovan
                                             -----------------------------------
                                             Name:  Joseph P. Donovan
                                             Title: Treasurer


                                          DOMINO'S PIZZA, LLC


                                          By: /s/ Joseph P. Donovan
                                             -----------------------------------
                                             Name:  Joseph P. Donovan
                                             Title: Treasurer


                                          DOMINO'S PIZZA PMC, INC.


                                          By: /s/ Joseph P. Donovan
                                             -----------------------------------
                                             Name:  Joseph P. Donovan
                                             Title: Treasurer


                                          DOMINO'S FRANCHISE HOLDING CO.


                                          By: /s/ Joseph P. Donovan
                                             -----------------------------------
                                             Name:  Joseph P. Donovan
                                             Title: Treasurer

                                          DOMINO'S PIZZA INTERNATIONAL PAYROLL
                                          SERVICES, INC.


                                          By: /s/ Harry J. Silverman
                                             -----------------------------------
                                             Name:  Harry J. Silverman
                                             Title: Vice President


                                          DOMINO'S PIZZA INTERNATIONAL, INC.


                                          By: /s/ Harry J. Silverman
                                             -----------------------------------
                                             Name:  Harry J. Silverman
                                             Title: Vice President


                                          DOMINO'S PIZZA-GOVERNMENT SERVICES
                                          DIVISION, INC.


                                          By: /s/ Nathaniel J. Betts
                                             -----------------------------------
                                             Name:  Nathaniel J. Betts
                                             Title: Vice President


                                          DOMINO'S PIZZA NS CO.


                                          By: /s/ Harry J. Silverman
                                             -----------------------------------
                                             Name:  Harry J. Silverman
                                             Title: Vice President

Accepted:  June 18, 2003

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.


By: /s/ Ken A. Lang
   ------------------------------
        Authorized Signatory

                                                                      Schedule 1

Initial Purchaser                                 Principal Amount
------------------------------                    ----------------

J.P. Morgan Securities Inc.                       $    149,110,000
Citigroup Global Markets Inc.                           60,450,000
Banc of America Securities LLC                          32,240,000
Banc One Capital Markets, Inc.                          32,240,000
Bear, Stearns & Co. Inc.                                32,240,000
Credit Suisse First Boston LLC                          32,240,000
Goldman, Sachs & Co.                                    32,240,000
Lehman Brothers Inc.                                    32,240,000

                                                  ----------------
                               Total              $    403,000,000

                                                                      Schedule 2

                          Subsidiaries of Domino's Inc.

Subsidiary                                       Jurisdiction of Organization
---------------------------------------          ----------------------------
Domino's Franchise Holding Co.                   Michigan

Domino's Pizza LLC                               Michigan

Domino's Pizza International, Inc.               Delaware

Domino's Pizza Government Services
 Division, Inc.                                  Texas

Domino's Pizza International Payroll
 Services, Inc.                                  Florida

Domino's Pizza PMC, Inc.                         Michigan

Domino's National Advertising Fund Inc.          Michigan

North American Assurance and
 Indemnity Company, Ltd.                         Bermuda

Domino's Pizza of Canada, Inc.                   Canada

Domino's Pizza NS Co.                            Canada

Domino's Pizza Distribution GmbH                 Germany

Domino's Pizza International - Servicos
 de Gestao de  Franchising, LDA                  Madeira

Domino's Pizza Home Delivery                     Spain

Domino's Pizza France S.A.S.                     France

Domino's Pizza Europe                            Netherlands

Domino's Pizza Netherlands BV                    Netherlands

* All entities are wholly subsidiaries except for Domino's Pizza Netherlands BV, which is 70% owned by Domino's Pizza Europe.

                                                                         ANNEX A

           Restrictions on Offers and Sales Outside the United States
           ----------------------------------------------------------

     In connection with offers and sales of Securities outside the United
States:

     (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) Such Initial Purchaser and any affiliates that participate in the distribution of the Securities as contemplated by Section 1(d) has offered and sold the Securities, and will offer and sell the Securities,
     (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act ("Regulation S") or Rule 144A or any other available exemption from registration under the Securities Act.

          (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

     (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) neither it nor any of its affiliates that assist in the distribution of the Securities has offered or sold or, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

          (ii) it and any of its affiliates that assist in the distribution of the Securities have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the "FSMA")) received by it or any of its affiliates that assist in the distribution of the Securities in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

          (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

Each Initial Purchaser acknowledges that: (i) no action has been or will be taken by the Company or any Guarantor that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering

Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required and (ii) it will comply with applicable laws and regulations pertaining to the sale of the Securities in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Offering Memorandum.

                                                                       Annex B-1

                       Form of Opinion of Ropes & Gray LLP

     (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum.

     (ii) Domino's Pizza International, Inc., a Delaware corporation (the "Delaware Guarantor") is a corporation validly existing and in good standing under the laws of the State of Delaware. All of the outstanding shares of capital stock of the Delaware Guarantor have been duly authorized and validly issued and are fully paid and non-assessable. To our knowledge, all of the outstanding shares of capital stock of the Delaware Guarantor are owned by the Company, directly or indirectly through one or more subsidiaries. The foregoing opinion with respect to the outstanding capital stock of the Delaware Guarantor is based solely upon our review of the stock ledger of the Delaware Guarantor.

     (iii) The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Delaware Guarantor.

     (iv) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Delaware Guarantor and assuming the due authorization, execution and delivery thereof by the Guarantors organized under the laws of a State of the United States (the "Domestic Guarantors") (other than the Delaware Guarantor) will (subject to the qualifications in the final paragraph set forth below) constitute the legal, valid and binding obligation of the Company and the Domestic Guarantors, enforceable against the Company and the Domestic Guarantors in accordance with its terms.

     (v) The Indenture has been duly authorized, executed and delivered by the Company and the Delaware Guarantor and assuming the due authorization, execution and delivery thereof by the Domestic Guarantors (other than the Delaware Guarantor) and the Trustee and the corporate power of the Domestic Guarantors (other than the Delaware Guarantor) therefor and for the performance thereof, will (subject to the qualifications in the final paragraph set forth below) constitute the legal, valid and binding obligation of the Company and the Domestic Guarantors, enforceable against the Company and the Domestic Guarantors in accordance with its terms.

     (vi)  The Securities have been duly authorized, executed, and delivered by

                                      B-1-1
the Company and assuming (a) the due authorization, execution and delivery of the Indenture by the Trustee, (b) the due authentication and delivery of the Securities by the Trustee in accordance with the terms of the Indenture, and (c) the payment for the Securities in accordance with the terms of the Purchase Agreement, will be duly and validly issued and outstanding and (subject to the qualifications in the final paragraph set forth below) will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

     (vii) The Exchange Securities have been duly authorized by the Company and assuming (a) the due execution and delivery thereof by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture, (b) the due authorization, execution and delivery of the Indenture by the Trustee, and
(c) the due authentication and delivery of the Exchange Securities by the Trustee in accordance with the terms of the Indenture, will (subject to the qualifications in the final paragraph set forth below) constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

     (viii) The Guarantees have been duly authorized, executed and delivered by the Delaware Guarantor and assuming the due authorization, execution and delivery thereof by the Domestic Guarantors (other than the Delaware Guarantor), the corporate power of the Domestic Guarantors (other than the Delaware Guarantor) therefor and for the performance thereof, and the due authorization, execution and delivery of the Indenture by the Domestic Guarantors (other than the Delaware Guarantor) and the Trustee and the corporate power of the Domestic Guarantors (other than the Delaware Guarantor) therefor and for the performance thereof, will (subject to the qualifications in the final paragraph set forth below) constitute the legal, valid and binding obligation of the Domestic Guarantors, enforceable against the Domestic Guarantors in accordance with their terms.

     (ix) The Exchange Guarantees have been duly authorized by the Delaware Guarantor and assuming (a) the due execution and delivery of the Exchange Guarantees by the Delaware Guarantor in accordance with the terms of the Registration Rights Agreement and the Indenture, (b) the due authorization, execution and delivery of the Exchange Guarantees by the Domestic Guarantors (other than the Delaware Guarantor) and the corporate power of the Domestic Guarantors (other than the Delaware Guarantor) therefor and for the performance thereof, (c) the due authorization, execution and delivery of the Indenture by the Domestic Guarantors (other than the Delaware Guarantor) and the Trustee and the corporate power of the Domestic Guarantors (other than the Delaware Guarantor) therefor and for the performance thereof, (d) the due authentication and delivery of the Exchange Securities by the Trustee in accordance with the terms of the Indenture, and (e) no change in applicable law, will (subject to the qualifications in the final paragraph set forth below) constitute the legal, valid and binding obligation


                                      B-1-2
of the Domestic Guarantors, enforceable against the Domestic Guarantors in accordance with their terms.

     (x) The issuance and sale of the Securities by the Company and the issuance of the Guarantees by the Domestic Guarantors and the performance by the Company and the Domestic Guarantors of their respective obligations under the Purchase Agreement, the Registration Rights Agreement and the Indenture do not and will not violate or result in a breach or default under (i) any indenture, mortgage,deed of trust, loan agreement or other agreement or instrument listed on Schedule I hereto, (ii) any provision of the charter or by-laws of the Company or the Delaware Guarantor, (iii) the Delaware General Corporation Law or applicable New York or federal law or governmental regulation to which the Company or the Domestic Guarantors or any of their respective properties is subject, or (iv) to our knowledge, any judgment, injunction, order or decree of any New York or federal or, with respect to the Delaware General Corporation Law, Delaware court, arbitrator, governmental body, agency or official specifically naming the Company or the Domestic Guarantors or any of their respective properties.

     (xi) To our knowledge, no consent, approval, authorization, filing with or order of any New York or federal governmental agency or body (or with respect to the Delaware General Corporation Law, Delaware governmental agency or body) not obtained or in effect as of the date hereof is required for the execution and delivery by the Company or the Domestic Guarantors of the Purchase Agreement, the Registration Rights Agreement and the Indenture and the issuance and sale of the Securities in the manner set forth and subject to the terms and conditions in the Purchase Agreement and the Offering Memorandum.

     (xii) Assuming (a) the accuracy of the representations and warranties of the Company, the Guarantors and the Initial Purchasers set forth in the Purchase Agreement, (b) the due performance of and compliance with the covenants and agreements set forth in the Purchase Agreement by the Company, the Guarantors and the Initial Purchasers, and (c) compliance by the Initial Purchasers with the offering, resale and transfer procedures and restrictions described in the Purchase Agreement and the Offering Memorandum, the offer and sale of the Securities to the Initial Purchasers, and the initial resales of the Securities by the Initial Purchasers, each in the manner contemplated by the Purchase Agreement and the Offering Memorandum, do not require registration of the Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act (it being understood that we express no opinion in this paragraph as to any reoffer or resale of any Securities initially sold by the Initial Purchasers).

     (xiii) None of the Company or the Domestic Guarantors is subject to regulation as an "investment company" under the Investment Company Act of 1940,

                                      B-1-3
as amended.

     (xiv) Neither the issuance and sale of the Securities nor the application by the Company of the net proceeds thereof as set forth in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     In the course of the preparation by the Company of the Offering Memorandum, we have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed. On the basis of the information that we have gained in the course of our representation of the Company in connection with its preparation of the Offering Memorandum and our participation in the discussions referred to above, nothing that has come to our attention has caused us to believe that the Offering Memorandum as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. We express no opinion, however, as to financial statements, including the notes and schedules thereto, or any other financial, accounting or statistical information set forth or referred to in the Offering Memorandum.

     The limitations inherent in the independent verification of factual matters and the character of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Offering Memorandum except for those made under the captions "Description of Notes" and "Material United States federal income tax considerations," insofar as such statements constitute matters of law, summaries of legal matters or legal conclusions, which statements have been reviewed by us and accurately summarize in all material respects the provisions of the laws and documents referred to therein.

     Our opinion in paragraphs (iv), (v), (vi), (vii), (viii) and (ix) that the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, the Guarantees and the Exchange Guarantees each constitute the legal, valid and binding obligation of the Company or the Domestic Guarantors, as applicable, enforceable against the Company or the Domestic Guarantors in accordance with their respective terms, is subject to, and we express no opinion with respect to, (i) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or similar laws of general application affecting the rights and remedies of creditors and secured parties, and (ii) general principles of equity. In addition, we express no opinion as to
(i) the applicability of Section 548 of the Bankruptcy Code or any other fraudulent conveyance provision, (ii) the extent to

                                       B-1-4
which broadly worded waivers may be enforced, or (iii) the extent to which provisions providing for conclusive presumptions or determinations, non-effectiveness of oral modifications, arbitration, submission to jurisdiction, waiver of or consent to service of process and venue or waiver of offset or defenses will be enforced. The opinions expressed herein are also subject to the qualification that the validity, binding effect and enforceability of provisions in the Registration Rights Agreement providing for indemnification or contribution may be limited by public policy considerations or court decisions that may limit the right of the indemnified party to obtain indemnification or contribution and we express no opinion as to the validity, binding effect or enforceability of provisions of the Registration Rights Agreement providing for indemnification or contribution.

                                     B-1-5

                                                                       Annex B-2

          Form of Opinion of Miller, Canfield, Paddock and Stone P.L.C.

     (i) Each of Domino's Franchise Holding Co.("Franchise") and Domino's Pizza PMC, Inc. ("PMC") is a corporation validly existing and in good standing under the laws of the State of Michigan with the corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement and the Indenture. Domino's Pizza LLC ("Pizza") is a limited liability company validly existing and in good standing under the laws of the State of Michigan with the limited liability company power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement and the Indenture.

     (ii) To the actual knowledge of the core group of attorneys, there is no action, suit or proceeding pending or overtly threatened in writing against the Company or any of Franchise, PMC, or Pizza before or by any Michigan or federal or, with respect to the Delaware General Corporation Law, Delaware court or arbitrator or any Michigan or federal or, with respect to the Delaware General Corporation Law, Delaware governmental body, agency or official, which questions the validity or enforceability of the Purchase Agreement, the Registration Rights Agreement and the Indenture.

     (iii) The Purchase Agreement has been duly authorized, executed and delivered by each of Franchise, PMC, and Pizza.

     (iv) The Registration Rights Agreement has been duly authorized, executed and delivered by each of Franchise, PMC and Pizza.

     (v) The Indenture has been duly authorized, executed and delivered by each of Franchise, PMC, and Pizza.

     (vi) The Guarantees have been duly authorized, executed and delivered by each of Franchise, PMC, and Pizza.

     (vii) The Exchange Guarantees have been duly authorized by each of Franchise, PMC, and Pizza.

                                     B-2-1

                                                                       Exhibit A

                     [Form of Registration Rights Agreement]